Exhibit 99.2

The Beachbody Company and Myx Fitness Complete Merger with Forest Road Acquisition Corp., Creating the Leading Subscription Health and Wellness Company for the Mass Market

06/28/2021

NEW YORK & SANTA MONICA, Calif.—(BUSINESS WIRE)—The Beachbody Company Group, LLC (“Beachbody”) today announced the three-way business combination with Myx Fitness Holdings, LLC (“Myx”) and Forest Road Acquisition Corp. (NYSE:FRX) (“Forest Road”) was completed on June 25, 2021, creating the leading subscription health and wellness company for the mass market. The combined company is named The Beachbody Company, Inc. (the “Company”) and its shares of Class A common stock and warrants are expected to start trading on the New York Stock Exchange (“NYSE”) today, June 28, 2021, under the new ticker symbols “BODY” and “BODY WS,” respectively.

“This marks an important milestone in Beachbody’s mission to help more people achieve their goals and lead healthy, fulfilling lives,” said Carl Daikeler, Co-Founder, Chairman and Chief Executive Officer of Beachbody. “As a public company, we aim to accelerate our growth and introduce many more people to our proven fitness and nutrition solutions. With this transaction, we will deploy capital to grow our platform, add connected fitness hardware through the acquisition of Myx and continue to create the most exciting and innovative in-home fitness content.”

Mr. Daikeler will continue to lead the Company and the Beachbody On Demand platform. Jon Congdon, Beachbody’s Co-Founder and Openfit’s Chief Executive Officer, will continue to lead the Openfit digital platform, and Heberto Calves will remain in his role as President of Myx, reporting to Mr. Daikeler. Forest Road’s Strategic Advisor Kevin Mayer, who previously served as Chief Executive Officer of TikTok and Chief Strategy Officer for Disney, will join the Company’s board of directors.

“Beachbody is a company that has been on the leading edge of content creation since its inception 22 years ago and has built a complete solution that brings together fitness and nutrition subscriptions and delivers results for customers as well as value for the company,” Mr. Mayer said. “With a subscription base that is the largest in connected fitness, supported by a founder-led management team that has proven its ability to innovate, I could not be more thrilled to join the board and help guide this company in its next chapter of growth.”

The combined business will add significant cash to the balance sheet, positioning the Company to deliver meaningful growth as it accelerates customer acquisition, scales the Myx business, expands internationally and engages in opportunistic M&A. Forest Road’s stockholders approved the business combination at a stockholders’ meeting on June 24, 2021.

Advisors

The Raine Group LLC (“Raine”) acted as exclusive financial advisor to Beachbody. Credit Suisse (USA) LLC (“Credit Suisse”) acted as lead capital markets advisor to Beachbody. BofA Securities, Inc. acted as an additional capital markets advisor to Beachbody. Latham & Watkins LLP and Cozen O’Connor C.P. acted as legal advisors to Beachbody.

Credit Suisse acted as lead placement agent and Raine and Cantor Fitzgerald & Co. acted as placement agents on the private placement. Paul, Weiss, Rifkind, Wharton & Garrison LLP acted as legal advisor to Credit Suisse on the private placement.

Guggenheim Securities, LLC acted as lead financial and capital markets advisor to Forest Road. Greenhill & Co, LLC acted as financial advisor to Forest Road. Robert W. Baird & Co. Incorporated acted as an additional capital markets advisor to Forest Road. Kirkland & Ellis LLP and Ellenoff Grossman & Schole LLP acted as legal advisors to Forest Road.

Greenberg Traurig, LLP acted as legal advisor to Myx Fitness.

About The Beachbody Company, Inc.

Headquartered in Southern California, Beachbody is a leading digital fitness and nutrition subscription company, with over two decades of creating innovative content and powerful brands. The Beachbody Company is the parent company to the Beachbody On Demand streaming platform (BOD), the live digital streaming platform Openfit and Myx fitness, the company’s connected fitness brand. As of March 31, 2021, the Company had 2.8 million total digital fitness subscribers, a nationwide peer-support system of over 400,000 influencers and coaches, plus a premium portfolio of branded nutrition products.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws. All statements other than statements of historical fact contained in this release, including statements regarding the Company’s future operating results and financial position, business strategy and plans, objectives of management for future operations are forward-looking statements. These statements are based on the Company’s current expectations, assumptions, estimates and projections. These statements involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements are based on management’s current expectations and assumptions regarding the Company’s business, the economy and other future conditions.

In some cases, you can identify forward-looking statements by terms such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” or the negative of these terms or other similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including, without limitation, those factors described in the Company’s filings with the Securities and Exchange Commission.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements speak only as of the date they are made. New risks and uncertainties arise over time, and it is not possible for the Company to predict those events or how they may affect the Company. If a change to the events and circumstances reflected in the Company’s forward-looking statements occurs, the Company’s business, financial condition and operating results may vary materially from those expressed in the Company’s forward-looking statements. If a change to the events and circumstances reflected in the Company’s forward-looking statements occurs, the Company’s business, financial condition and operating results may vary materially from those expressed in the Company’s forward-looking statements. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events or otherwise.

Contacts

ICR

BODYPR@icrinc.com